UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01	Other Events

On September 18, 2025, the Board of Directors of TechPrecision Corporation (the “Company”) established Tuesday, October 28, 2025 (the “Meeting Date”) as the date for the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually. The Board has set October 1, 2025 as the record date relative to the Meeting Date for the Annual Meeting. The time and meeting website information for the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be filed with the Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

The Company’s 2024 Annual Meeting of Shareholders (the “Prior Meeting”) was held on December 19, 2024. As the Meeting Date is more than 30 days before the first anniversary of the Prior Meeting, the deadline for stockholder’s nominations or proposals for consideration at the Annual Meeting set forth in the Company’s proxy statement for the Prior Meeting no longer applies. As such, the Company is informing shareholders of this change in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is informing shareholders of the new dates described below for submitting shareholder proposals and other matters for consideration at the Annual Meeting.

A stockholder intending to submit a proposal to be included in the proxy statement for the Annual Meeting under Rule 14a-8 must deliver such proposal in writing to our principal executive offices no later than October 1, 2025, which the Company believes to be a reasonable deadline under the applicable rules of the Exchange Act. Proposals should be addressed to: TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary. Proposals of stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials and the Company’s Second Amended and Restated By-laws (the “By-laws”), and we may omit any proposal from our proxy materials that does not comply with Rule 14a-8 or the By-laws. A copy of the By-laws has been filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 15, 2025, or can be obtained by contacting the Company’s Corporate Secretary at the address above.

Submissions under the By-laws of proposals intended to be presented at, but not included in the proxy materials for, the Annual Meeting, including director nominations for election to the Board of Directors, must be addressed to our Corporate Secretary and received at our principal executive offices on or before September 28, 2025, which is the tenth day following public disclosure of the Meeting Date. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information described in the By-laws.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than October 1, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: September 18, 2025	By:	/s/ Phillip E. Podgorski
	Name:	Phillip E. Podgorski
	Title:	Chief Financial Officer